UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS

12TH FLOOR

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Ian Fitzgerald 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Report to Stockholders.

(a)       Report to Stockholders is attached herewith.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

December 31, 2023

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	22
Audit Opinion	38
Proxy & Portfolio Information	42
Dividend Reinvestment Plan	43
Renewal of Investment Advisory Agreement	44
Corporate Information	47
Privacy Notice	48
Directors and Officers	49

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of December 31, 2023

Dear Shareholders,

We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund") and recognize the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Over the course of 2023, the Ares management team at ARDC employed a thoughtful and disciplined approach to navigating the uncertainty in the capital markets by seeking to reduce the risk in the portfolio while also positioning the Fund to have the opportunity to benefit from higher market rates. This letter provides our assessment of the market environment, our portfolio strategy and opportunities that may lay ahead.

Economic Conditions and Market Update

The capital markets backdrop improved throughout 2023 even though bouts of volatility persisted due to economic uncertainty around the ability of the Federal Reserve (the "Fed") to tame inflation without tempering economic growth. The regional banking crisis in the first half of the year and the potential fallout from geopolitical instability also contributed to the volatility experienced in the capital markets during the year. However, the economy proved more resilient than anticipated with a year-over-year increase in GDP despite persistently high interest rates as short-term market rates reached levels not seen since 2001.1 By the fourth quarter of 2023, consumer sentiment rapidly rose as credit performance remained better than initially expected and the narrative shifted from market expectations of a recession to a soft landing.

After increasing the Federal Funds target rate in 2022 by 425 basis points ("bps"), the Fed further raised the target rate by 100 bps in 2023 to 5.50%.1 The continued expansion of market rates resulted in tepid new issuance volumes in the leveraged loan and high yield markets as the disparity between issuer expectations and required market rates continued to impact activity levels. While new deal activity in 2023 remained below historical levels for leveraged loans and high yield, overall credit quality remained strong, supported by healthy corporate earnings and stable overall labor markets. Default rates for leverage loans and high yield bonds both ended 2023 at 2.1%, below their respective long-term historical averages.2 The market bet on a soft landing and monetary easing led to a strong rally towards year end, with total returns for 2023 in high yield bonds, leveraged loans and the S&P 500 of 13.46%,3 13.04%4 and 26.26%,5 respectively.

Consistent with the broader credit markets, collateralized loan obligations ("CLOs") experienced slower new issuance volumes despite resilient credit and strong investment performance.6 Even though new issuance volumes decreased 11% year over year, the $116 billion issued in 2023 compares well with the $128 billion annual average over the past five years. In terms of underlying credit, CLOs continued to perform well with only 0.4% of defaulted assets held in CLO portfolios as of December 31, 2023.7 This credit performance contributed to CLOs' investment performance. As one example, BB CLOs generated total returns of 24.52% in 2023, outperforming BB-rated corporate loans by 1,430 bps.8

Looking forward, we anticipate a more active capital markets environment in 2024 as investor confidence continues to rise with the anticipated shift away from tight monetary policy to an easing policy environment in conjunction with inflation and interest rates normalizing. As we look to the months ahead, we are focused on proactively managing exposures to identify relative value opportunities created by shifts in sentiment on rates, growth expectations, and idiosyncratic credit news. Importantly, we remain focused on investment selection as we expect single-name dispersion to continue to increase in the coming months.

Portfolio Positioning and Performance

With respect to our portfolio positioning, our overarching focus over the course of the year was to continue to reduce risk in the portfolio by moving towards higher quality, shorter dated investments. This enabled us to benefit from higher market rates, while reducing the risk associated with the inverted yield curve. ARDC ended the year with 45.2% of the portfolio in first lien loans and bonds, an increase from 31.6% as of December 31, 2022, and maintained over half of our portfolio in BB or higher rated investments.

Additionally, in order to reduce the already low duration of our portfolio and further benefit from the rising rate environment in 2023, we nearly doubled our portfolio's allocation to loans from 18.6% at year-end 2022 to 34.9% at year-end 2023 while simultaneously decreasing our portfolio's allocation to corporate bonds from 51.3% at year-end 2022 to 37.7% at year-end 2023. We also reduced the duration of our bond portfolio to an effective duration that is 26% lower than the broader high yield index at year end 2023.9 As a result of these actions, the effective duration of the entire portfolio decreased by 44% to 0.99 at year end 2023.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2023

In terms of our CLO positioning, we maintained a relatively consistent allocation to CLO debt and equity over the course of 2023. We remain constructive on this asset class as we believe the non-mark-to-market nature of CLO capital structures, active credit management, conservative leverage, and flexibility to capture value during periods of loan market dislocations should ultimately be accretive to returns for our investors. Furthermore, we believe CLOs offer attractive risk adjusted returns with materially higher spreads for comparable ratings. For example, BB-rated CLO debt offers approximately 400 bps of yield premium for similarly rated loans.10 So far in 2024, we have seen a strong start to the year with the highest new issue U.S. CLO volume in January since tracking of this data began in 2001.11 Given the increasing market opportunity for CLOs and the attractive relative value they offer investors, we may increase our allocation to CLO debt and equity in the coming months, consistent with our active allocation strategy. Underpinning our positive view of the opportunity are our deep credit capabilities and experience managing these assets, which includes the tracking of every loan held within every CLO the Fund holds on a daily basis.

We believe ARDC is well positioned in this environment due to our strategy of maintaining a highly diversified portfolio with low duration. Reflecting this disciplined approach to risk management, our portfolio is diversified across 211 issuers and 23 industries. The average position size across ARDC is 0.4% and the largest position is 1.5%.12

Supported by ARDC's positioning and our portfolio investment allocations, ARDC's performance remained strong through 2023. ARDC's stock based total returns of 32.44% compared favorably to our peer set median of 19.53%,13 and ARDC's portfolio net investment total returns of 19.45% were also higher than the peer set median of 17.19%.14 Over longer time horizons, including the past one, three and five years ended December 31, 2023, ARDC has outperformed the peer set median based on both stock-based total returns and portfolio net investment total returns.13,14

Looking Ahead

We're cautiously optimistic as a new year begins. The tone has shifted to a soft landing for the U.S. economy, in part supported by lower expected future interest rates. We continue to monitor potential headwinds including the 2024 elections and elevated geopolitical tensions. We believe ARDC is well positioned in this environment as we continue to leverage the strengths of the Ares platform, including our tenured portfolio managers and quantitative risk team and our balance sheet positioning with our low leverage profile to remain active and tactical in our rotation among asset classes, sectors and specific credits.

We appreciate the trust and confidence you have demonstrated in Ares through your investment in ARDC. We thank you again for your continued support.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities. Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed. This communication is distributed for informational purposes only and should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2023

ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares, or any of its products or services.

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

The Credit Suisse Institutional Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The Standard & Poor's 500, often abbreviated as the S&P 500, or just "the S&P", is an American stock market index based on the market capitalizations of500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

REF: TC- 03707

1 Board of Governors of the Federal Reserve System (US), Federal Funds Effective Rate and Federal Funds Target Range — Upper Limit, retrieved from FRED, Federal Reserve Bank of St. Louis, December 31, 2023.

2 J.P. Morgan Default Monitor, January 2, 2024. Represents the par weighted default rate for the respective asset classes. Historical averages based on the 25-year average default rate for high yield bonds and leveraged loans of 3.0% and 2.9%, respectively.

3 Measured by the ICE BofA High Yield Master II Index ("H0A0").

4 Measured by the Credit Suisse Leveraged Loan Index ("CSLLI").

5 Bloomberg as of December 31, 2023.

6 J.P. Morgan, "2023 FY CLO Issuance," January 2, 2024.

7 Includes CLOs in their reinvestment period. BofA Global Research, Bloomberg, Intex as of December 31, 2023.

8 J.P. Morgan CLOIE Monitor for BB CLOs and Pitchbook U.S. BB Leveraged Loan Index as of December 31, 2023.

9 As of December 31, 2023. Represented by the ICE BofA High Yield Master II Index ("H0A0").

10 J.P. Morgan CLOIE Monitor and Pitchbook LSTA US Leveraged Loan Index Factsheet as of December 31, 2023.

11 Pitchbook LCD, Global CLO Weekly Wrap, February 6, 2024.

12 As of December 31, 2023. Diversification does not assure profit or protect against market loss.

13 Market price-based total returns reflect annualized stock-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, GHY, HFRO, HNW, KIO and XFLT. Past performance is not indicative of future results.

14 Net investment total returns reflect annualized NAV-based total returns assuming dividend reinvestment. Peer set includes the following closed end funds: ACP, AIF, BGB, BGH, DHF, DSU, GHY, HFRO, HNW, KIO and XFLT. Past performance is not indicative of future results.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

December 2023

Seeks attractive risk-adjusted total returns with a focus on high current income and an opportunity for capital appreciation.

Fund Highlights as of 12.31.23

Distribution Rate[1]	10.25%
Managed Assets[2]	$495	M
Weighted Average Coupon	9.12%

1 Dividend per share annualized and divided by the December 31, 2023 market price per share. The distribution rate alone is not indicative of Fund performance.

2 Total assets of the Fund (including any assets attributable to financial leverage) minus accrued liabilities (other than debt representing financial leverage).

Ares Credit Group as of 12.31.23

AUM	$284.8	B
Credit Investment Team	460
Portfolio Companies	~3,300

Investment Approach

● Dynamically allocates across investment opportunities primarily in high yield bonds, senior loans and CLO securities

● Designed to navigate evolving market conditions through deep fundamental credit analysis and in-depth due diligence

● Tenured team with 20+ year track record benefits from the market intelligence, relationships and resources of the Ares platform

Current Portfolio Mix as of 12.31.23

60.6% Floating Rate3

3 Calculated as a percentage of debt securities only.

This data is subject to change on a daily basis. As of 12.31.23, the Fund held a negative traded cash balance of -4.3%.

Fund Overview and Characteristics as of 12.31.23

Ticker	ARDC
Market/Share	$13.75
NAV/Share	$14.51
Monthly Dividend	$0.1175
Number of Issuers	211
Number of Instruments	258
Average Position Size	0.39%
Weighted Average Loan YTM[4]	7.72%
Weighted Average Bond YTM[5]	7.06%
Weighted Average CLO YTM[6]	12.93%
Effective Duration[7]	0.99
Month-End Leverage[8]	33.05%
Asset Coverage[9]	7.79
Preferred Stock Asset Coverage[10]	3.03
Expense Ratio[11]	5.00%
Inception Date	11/27/2012
Common Shares Outstanding	22.9 million
NAV Ticker	XADCX
CUSIP	04014F102

4  The weighted-average gross yield to maturity on the pool of loans.

5  The weighted-average gross yield to maturity on the pool of bonds.

6  The weighted-average gross yield to maturity on the pool of CLO debt securities.

7  The effective duration measures a bond's sensitivity to interest rates.

8  As a percentage of total managed assets. The Fund utilizes leverage as part of its investment strategy and currently has borrowings under a credit facility as well as mandatory redeemable preferred shares. The Fund's leverage under the credit facility without the use of mandatory redeemable preferred shares was 12.84%.

9  Calculated pursuant to the Investment Company Act of 1940. Represents the ratio of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities outstanding. The Fund has $64 million aggregate principal outstanding on a $212 million revolving funding facility with an institutional lender, pursuant to which the Fund expects to borrow funds to make additional investments, subject to available borrowing base and leverage limitations.

10  Calculated pursuant to the Investment Company Act of 1940. Represents the ratio of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, divided by sum of total outstanding debt and aggregate value of the involuntary liquidation preference of the preferred stock of $100 million.

11  Represents the ratio of annualized expenses, inclusive of interest expense and amortization of debt issuance, to net assets for the annual period ended December 31, 2023.

Performance as of 12.31.23

	ARDC NAV	ARDC Market
Year to Date	19.45%	32.44%
3 Years	4.86%	8.14%
5 Years	5.92%	9.43%
Since Inception*	5.35%	5.33%

*Since Inception of fund (11/27/2012).

Source: Ares

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

www.arespublicfunds.com	Not FDIC-Insured. Not Bank Guaranteed, May Lose Value

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data (continued)

December 2023

Investment Strategy

The Fund invests primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade; (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade; (iii) other fixed-income instruments of a similar nature that may be represented by derivatives; and (iv) securities of collateralized loan obligations ("CLOs") and other asset-backed issuers. The Fund utilizes leverage as part of its investment strategy and may incur leverage in an aggregate amount of up to 33 1/3% of the Fund's Managed Assets by borrowing under a credit facility. Ares Capital Management II LLC, the Fund's investment adviser (the "Adviser"), is an affiliate of Ares Management Corporation ("Ares"). The Adviser will seek to implement the Fund's investment strategy through the application of several techniques, including: (i) investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles; (ii) adhering to the established credit underwriting processes of Ares and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers; (iii) monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and (iv) holding cash and engaging in derivative credit and interest rate hedges. The Adviser will allocate the Fund's portfolio dynamically among investments in the various targeted credit markets to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

Top 10 Holdings14 as of 12.31.23

Caesars Entertainment Inc	1.46%
Power Solutions	1.30%
Nestle Skin Health	1.13%
Sprint	1.13%
Chobani, LLC	1.12%
Chart Industries	1.10%
Ford Motor Credit Company	1.07%
HCA Healthcare Inc	1.01%
Williams Cos Inc/The	1.00%
Gray Television Inc	0.99%

14 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Industry Allocation12 as of 12.31.23

12 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Ratings Distribution13 as of 12.31.23

13 Based on S&P and/or Moody's rating. Credit quality is an assessment of the credit worthiness of an issuer of a security. AAA is the highest rating, meaning the obligor's capacity to meet its financial commitments is strong. As ratings decrease, the obligor is considered more speculative by market participants. Credit ratings apply only to the bonds and preferred securities in the portfolio and not to the shares of the fund which are not rated and will fluctuate in value.

This data is subject to change on a daily basis. As of 12.31.23, the Fund held a negative traded cash balance of -4.3%.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Performance Summary

December 31, 2023

The following graph shows the value, as of December 31, 2023, of a $10,000 investment made at the offering price last calculated on December 31, 2013. The net asset value ("NAV") total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan for market price returns or NAV for NAV returns. For comparative purposes, the performance of the Credit Suisse Leveraged Loan Index ("CSLLI") is shown. CSLLI is designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market and is deemed to be an appropriate broad-based securities market index for the Fund. Past performance is no guarantee of future results.

Ares Dynamic Credit Allocation Fund's 10-Year Performance

Performance of a $10,000 investment from December 31, 2013 through December 31, 2023

Average Annual Total Returns through December 31, 2023*

	NAV Total Returns*	MV Total Returns*
1 year	19.45%	32.44%
5 year	5.92%	9.43%
10 year	4.96%	6.27%

*  All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan for market price returns or NAV for NAV returns.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans 51.2%(b)(c)(d)

	Principal Amount(a)	Value(a)
Automobiles & Components 0.8%
Clarios Global, LP, 1st Lien Term Loan, 1M SOFR + 3.75%, 9.11%, 05/06/2030	$2,805	$2,809
Capital Goods 5.7%
AI Aqua Merger Sub, Inc., 1st Lien Term Loan, 07/31/2028(e)(f)	4,500	3,733
Chart Industries, Inc., 1st Lien Term Loan, 1M SOFR + 3.25%, 8.69%, 03/15/2030	4,011	4,014
Gates Global, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 8.36%, 11/16/2029	2,963	2,969
Pike Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 8.47%, 01/21/2028	1,283	1,286
TransDigm, Inc., 1st Lien Term Loan, 3M SOFR + 3.25%, 8.60%, 02/28/2031	2,500	2,509
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 3M SOFR + 3.75%, 9.24%, 02/16/2028	2,791	2,790
Tutor Perini Corp., 1st Lien Term Loan, 3M SOFR + 4.75%, 10.21%, 08/18/2027	1,735	1,692
		18,993
Commercial & Professional Services 1.0%
GFL Environmental, Inc., 1st Lien Term Loan (Canada), 3M SOFR + 2.50%, 7.91%, 05/31/2027	3,426	3,434
Consumer Discretionary Distribution & Retail 1.2%
Peer Holding III B.V., 1st Lien Term Loan (Netherlands), 10/28/2030(f)	4,000	4,008
Consumer Durables & Apparel 0.7%
Lakeshore Learning Materials, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.97%, 09/29/2028	2,487	2,483
Consumer Services 8.8%
Belfor Holdings, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 9.11%, 11/01/2030	1,273	1,275
Belron Finance U.S., LLC, 1st Lien Term Loan, 3M SOFR + 2.50%, 8.00%, 04/18/2029	2,219	2,222
Century DE Buyer, LLC, 1st Lien Term Loan, 3M SOFR + 4.00%, 9.39%, 10/30/2030	3,500	3,509
Equinox Holdings, Inc., 1st Lien Term Loan, 3M SOFR + 9.00%, 14.61%, 03/08/2024	1,961	1,907
Fertitta Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 9.36%, 01/27/2029	1,228	1,228

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Gems Menasa Cayman, Ltd., 1st Lien Term Loan (Cayman Islands), 3M SOFR + 4.75%, 10.40%, 07/31/2026	$3,500	$3,506
IRB Holding Corp., 1st Lien Term Loan, 1M SOFR + 3.00%, 8.46%, 12/15/2027	723	723
Kingpin Intermediate Holdings, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.86%, 02/08/2028	2,574	2,570
Ontario Gaming GTA, LP, 1st Lien Term Loan (Canada), 08/01/2030(f)	3,000	3,010
Penn Entertainment, Inc., 1st Lien Term Loan, 1M SOFR + 2.75%, 8.21%, 05/03/2029	2,970	2,973
Raptor Acquisition Corp., 1st Lien Term Loan (Canada), 3M SOFR + 4.00%, 9.63%, 11/01/2026	3,725	3,736
Whatabrands, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 8.47%, 08/03/2028	2,469	2,470
		29,129
Energy 0.6%
Gulf Finance, LLC, 1st Lien Term Loan, 6M SOFR + 6.75%, 12.22%, 08/25/2026	2,073	2,071
Equity Real Estate Investment Trusts (REITs) 0.4%
Iron Mountain, Inc., 1st Lien Term Loan, 01/31/2031(f)	1,250	1,249
Financial Services 1.7%
Axalta Coating Systems Dutch, 1st Lien Term Loan, 3M SOFR + 2.50%, 7.85%, 12/20/2029	2,791	2,798
GTCR W Merger Sub, LLC, 1st Lien Term Loan, 09/20/2030(f)	3,000	3,011
		5,809
Food & Beverage 2.3%
Chobani, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.97%, 10/25/2027	2,962	2,963
Chobani, LLC, 1st Lien Term Loan, 3M SOFR + 3.75%, 9.11%, 10/25/2027	1,500	1,502
Froneri Lux Finco SARL, 1st Lien Term Loan (Luxembourg), 6M EURIBOR + 2.13%, 6.10%, 01/29/2027	€3,000	3,273
		7,738
Healthcare Equipment & Services 4.2%
Bausch + Lomb Corp., 1st Lien Term Loan (Canada), 3M SOFR + 3.25%, 8.71%, 05/10/2027	$1,492	1,473

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Bausch + Lomb Corp., 1st Lien Term Loan (Canada), 1M SOFR + 4.00%, 9.36%, 09/29/2028	$1,995	$1,987
Ensemble RCM, LLC, 1st Lien Term Loan, 3M SOFR + 3.75%, 9.23%, 08/03/2026	2,984	2,987
Mamba Purchaser, Inc., 1st Lien Term Loan, 10/16/2028(f)	2,250	2,246
Mamba Purchaser, Inc., 2nd Lien Term Loan, 1M SOFR + 6.50%, 11.97%, 10/15/2029(g)	1,398	1,381
Medline Borrower, LP, 1st Lien Term Loan, 1M SOFR + 3.00%, 8.47%, 10/23/2028	2,481	2,491
R1 RCM, Inc., 1st Lien Term Loan, 06/21/2029(f)	1,250	1,249
		13,814
Household & Personal Products 1.7%
Sunshine Luxembourg VII SARL, 1st Lien Term Loan (Luxembourg), 3M SOFR + 3.50%, 8.95%, 10/01/2026	5,471	5,494
Insurance 1.4%
HUB International, Ltd., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.66%, 06/20/2030	4,518	4,535
Materials 3.0%
Derby Buyer, LLC, 1st Lien Term Loan, 1M SOFR + 4.25%, 9.60%, 11/01/2030	1,500	1,500
Starfruit Finco B.V., 1st Lien Term Loan (Netherlands), 1M SOFR + 4.00%, 9.44%, 04/03/2028	995	997
Starfruit Finco B.V., 1st Lien Term Loan (Netherlands), 3M SOFR + 4.00%, 9.47%, 04/03/2028	2,059	2,065
Summit Materials, LLC, 1st Lien Term Loan, 11/30/2028(f)	2,000	2,006
WR Grace Holdings, LLC, 1st Lien Term Loan, 3M SOFR + 3.75%, 9.36%, 09/22/2028	3,276	3,282
		9,850
Media & Entertainment 5.2%
Altice Financing SA, 1st Lien Term Loan (Luxembourg), 3M SOFR + 5.00%, 10.39%, 10/31/2027	2,500	2,483
Creative Artists Agency, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.86%, 11/27/2028	3,807	3,820
Formula One Management, Ltd., 1st Lien Term Loan (Great Britain), 3M SOFR + 2.25%, 7.60%, 01/15/2030	2,000	2,004

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Gray Television, Inc., 1st Lien Term Loan, 12/01/2028(f)	$2,000	$1,983
Univision Communications, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.60%, 06/24/2029	987	988
Virgin Media Bristol, LLC, 1st Lien Term Loan, 6M SOFR + 3.25%, 8.79%, 03/31/2031	3,000	2,984
William Morris Endeavor Entertainment, LLC, 1st Lien Term Loan, 1M SOFR + 2.75%, 8.22%, 05/18/2025	2,919	2,925
		17,187
Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Catalent Pharma Solutions, Inc., 1st Lien Term Loan, 1M SOFR + 3.00%, 8.36%, 02/22/2028(g)	2,750	2,750
Software & Services 6.8%
Asurion, LLC, 1st Lien Term Loan, 1M SOFR + 4.00%, 9.46%, 08/19/2028	2,487	2,474
Byju's Alpha, Inc., 1st Lien Term Loan, PRIME + 7.00%, 12.65%, 11/24/2026(f)(i)	1,411	489
iSolved, Inc., 1st Lien Term Loan, 3M SOFR + 4.00%, 9.48%, 10/14/2030	1,789	1,789
Ivanti Software, Inc., 1st Lien Revolving Loan, PRIME + 2.50%, 11.00%, 12/01/2025(e)(g)	250	(5)
Netsmart, Inc., 1st Lien Term Loan, 1M SOFR + 3.75%, 9.22%, 10/01/2027	3,491	3,493
Open Text Corp., 1st Lien Term Loan (Canada), 1M SOFR + 2.75%, 8.21%, 01/31/2030	2,922	2,927
Project Boost Purchaser, LLC, 1st Lien Term Loan, 05/30/2026(f)	4,744	4,740
Proofpoint, Inc., 2nd Lien Term Loan, 1M SOFR + 6.25%, 11.72%, 08/31/2029(g)	3,000	3,000
Quartz Acquireco, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.86%, 06/28/2030(g)	2,494	2,500
Quest Software U.S. Holdings, Inc., 1st Lien Term Loan, 3M SOFR + 4.25%, 9.78%, 02/01/2029	921	699
Quest Software U.S. Holdings, Inc., 2nd Lien Term Loan, 3M SOFR + 7.50%, 13.03%, 02/01/2030	659	389
		22,495
Technology Hardware & Equipment 0.7%
Emerald Debt Merger Sub, LLC, 1st Lien Term Loan, 1M SOFR + 3.00%, 8.36%, 05/31/2030	2,270	2,277

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Senior Loans(b)(c)(d) (continued)

	Principal Amount(a)	Value(a)
Telecommunication Services 0.8%
Lumen Technologies, Inc., 1st Lien Term Loan, 1M SOFR + 2.00%, 7.47%, 01/31/2025(g)	$2,824	$2,555
Transportation 2.5%
AAdvantage Loyality IP, Ltd., 1st Lien Term Loan, 3M SOFR + 4.75%, 10.43%, 04/20/2028	3,462	3,551
Apple Bidco, LLC, 1st Lien Term Loan, 1M SOFR + 3.50%, 8.86%, 09/22/2028	2,233	2,240
SkyMiles IP, Ltd., 1st Lien Term Loan, 3M SOFR + 3.75%, 9.17%, 10/20/2027	1,600	1,636
Uber Technologies, Inc., 1st Lien Term Loan, 3M SOFR + 2.75%, 8.14%, 03/03/2030	791	793
		8,220
Utilities 0.9%
CQP Holdco, LP, 1st Lien Term Loan, 3M SOFR + 3.00%, 8.36%, 12/31/2030	2,970	2,974
Total Senior Loans (Cost: $169,758)		169,874

Corporate Bonds 55.1%

Automobiles & Components 1.1%
Clarios Global, LP, 6.75%, 05/15/2025(d)	2,000	2,018
Clarios Global, LP, 8.50%, 05/15/2027(d)	1,500	1,505
		3,523
Capital Goods 3.5%
Bombardier, Inc., (Canada), 8.75%, 11/15/2030(d)	2,500	2,662
Chart Industries, Inc., 7.50%, 01/01/2030(d)	1,000	1,046
Chart Industries, Inc., 9.50%, 01/01/2031(d)	250	272
CP Atlas Buyer, Inc., 7.00%, 12/01/2028(d)	2,500	2,176
Pike Corp., 8.63%, 01/31/2031(d)	500	526
Specialty Building Products Holdings, LLC, 6.38%, 09/30/2026(d)	3,000	2,942
Tutor Perini Corp., 6.88%, 05/01/2025(d)	500	488
VistaJet Malta Finance PLC, (Malta), 6.38%, 02/01/2030(d)	1,000	698
VistaJet Malta Finance PLC, (Malta), 9.50%, 06/01/2028(d)	1,000	846
		11,656

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Commercial & Professional Services 0.2%
GFL Environmental, Inc., (Canada), 5.13%, 12/15/2026(d)	$750	$742
Consumer Discretionary Distribution & Retail 1.5%
Bath & Body Works, Inc., 6.63%, 10/01/2030(d)	1,000	1,023
Bath & Body Works, Inc., 9.38%, 07/01/2025(d)	1,151	1,215
Constellation Automotive Financing PLC, (Great Britain), 4.88%, 07/15/2027	£2,500	2,605
		4,843
Consumer Durables & Apparel 0.7%
Ashton Woods USA, LLC, 6.63%, 01/15/2028(d)	$2,500	2,425
Consumer Services 9.9%
Caesars Entertainment, Inc., 6.25%, 07/01/2025(d)	3,250	3,259
Caesars Entertainment, Inc., 8.13%, 07/01/2027(d)	2,773	2,843
Caesars Resort Collection, LLC, 5.75%, 07/01/2025(d)	1,000	1,000
Gems Menasa Cayman, Ltd., (Cayman Islands), 7.13%, 07/31/2026(d)	1,250	1,230
Golden Entertainment, Inc., 7.63%, 04/15/2026(d)	3,750	3,759
Hilton Domestic Operating Co., Inc., 5.75%, 05/01/2028(d)	3,500	3,502
International Game Technology PLC, (Great Britain), 6.50%, 02/15/2025(d)	2,861	2,864
IRB Holding Corp., 7.00%, 06/15/2025(d)	1,173	1,173
Lottomatica SpA, (Italy), 7.13%, 06/01/2028(d)	€2,482	2,886
MGM Resorts International, 6.75%, 05/01/2025	$4,000	4,013
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(d)	2,517	2,528
VICI Properties LP, 5.63%, 05/01/2024(d)	888	885
VICI Properties LP, 5.75%, 02/01/2027(d)	3,000	3,002
		32,944
Consumer Staples Distribution & Retail 0.5%
Albertsons Cos., Inc., 7.50%, 03/15/2026(d)	1,500	1,528

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Energy 12.1%
Antero Resources Corp., 7.63%, 02/01/2029(d)	$2,222	$2,280
Ascent Resources Utica Holdings, LLC, 8.25%, 12/31/2028(d)	2,501	2,515
Blue Racer Midstream, LLC, 6.63%, 07/15/2026(d)	1,500	1,485
Blue Racer Midstream, LLC, 7.63%, 12/15/2025(d)	2,000	2,026
Callon Petroleum Co., 7.50%, 06/15/2030(d)	1,154	1,164
Callon Petroleum Co., 8.00%, 08/01/2028(d)	1,000	1,022
Citgo Petroleum Corp., 7.00%, 06/15/2025(d)	3,500	3,493
DCP Midstream Operating, LP, 8.13%, 08/16/2030	3,330	3,860
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(d)	1,284	1,281
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(d)	1,500	1,539
NGL Energy Operating, LLC, 7.50%, 02/01/2026(d)	3,095	3,126
Occidental Petroleum Corp., 8.88%, 07/15/2030	3,500	4,096
Tallgrass Energy Partners, LP, 7.50%, 10/01/2025(d)	3,000	3,015
Transocean, Inc., (Cayman Islands), 6.80%, 03/15/2038	1,061	850
Transocean, Inc., (Cayman Islands), 8.75%, 02/15/2030(d)	713	745
Transocean, Inc., (Cayman Islands), 11.50%, 01/30/2027(d)	750	784
Western Midstream Operating, LP, 5.25%, 02/01/2050	2,125	1,906
Williams Cos., Inc., 8.75%, 03/15/2032	4,000	4,854
		40,041
Equity Real Estate Investment Trusts (REITs) 1.7%
HAT Holdings I, LLC, 8.00%, 06/15/2027(d)	3,778	3,934
Iron Mountain, Inc., 5.63%, 07/15/2032(d)	2,000	1,894
		5,828
Financial Services 2.2%
Ally Financial, Inc., 8.00%, 11/01/2031	2,000	2,193
Ford Motor Credit Co., LLC, 6.80%, 05/12/2028	2,500	2,613

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Ford Motor Credit Co., LLC, 6.95%, 06/10/2026	$1,000	$1,026
Ford Motor Credit Co., LLC, 7.35%, 11/04/2027	1,465	1,546
		7,378
Food & Beverage 0.3%
Chobani, LLC, 7.50%, 04/15/2025(d)	1,000	995
Healthcare Equipment & Services 1.5%
HCA, Inc., 7.69%, 06/15/2025	4,750	4,906
Materials 4.9%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350	4,567
First Quantum Minerals, Ltd., (Canada), 6.88%, 03/01/2026(d)	1,250	1,124
First Quantum Minerals, Ltd., (Canada), 6.88%, 10/15/2027(d)	2,500	2,125
Kobe U.S. Midco 2, Inc., 9.25%, 11/01/2026(d)(h)	1,401	1,044
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/2025(d)	3,000	3,007
Summit Materials, LLC, 6.50%, 03/15/2027(d)	2,750	2,748
Trident TPI Holdings, Inc., 12.75%, 12/31/2028(d)	1,500	1,605
		16,220
Media & Entertainment 4.3%
Belo Corp., 7.25%, 09/15/2027	3,250	3,268
Gray Television, Inc., 7.00%, 05/15/2027(d)	3,000	2,851
Live Nation Entertainment, Inc., 6.50%, 05/15/2027(d)	3,250	3,307
Nexstar Broadcasting, Inc., 5.63%, 07/15/2027(d)	2,000	1,934
Univision Communications, Inc., 6.63%, 06/01/2027(d)	1,000	997
Univision Communications, Inc., 8.00%, 08/15/2028(d)	2,000	2,064
		14,421
Semiconductors & Semiconductor Equipment 0.8%
Amkor Technology, Inc., 6.63%, 09/15/2027(d)	2,500	2,531

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Corporate Bonds (continued)

	Principal Amount(a)	Value(a)
Software & Services 1.3%
Leidos, Inc., 7.13%, 07/01/2032	$2,500	$2,740
Open Text Corp., (Canada), 6.90%, 12/01/2027(d)	1,500	1,560
		4,300
Technology Hardware & Equipment 1.1%
Dell International, LLC, 6.02%, 06/15/2026	1,225	1,254
Dell International, LLC, 6.10%, 07/15/2027	1,500	1,560
Emerald Debt Merger Sub LLC, 6.38%, 12/15/2030(d)	€861	1,015
		3,829
Telecommunication Services 4.1%
Altice France Holding S.A., (Luxembourg), 10.50%, 05/15/2027(d)	$2,000	1,295
Altice France S.A., (France), 8.13%, 02/01/2027(d)	500	461
Iliad Holding S.A.S, (France), 6.50%, 10/15/2026(d)	3,000	2,994
Iliad Holding S.A.S, (France), 7.00%, 10/15/2028(d)	1,000	995
Sable International Finance, Ltd., (Cayman Islands), 5.75%, 09/07/2027(d)	2,500	2,362
Sprint, LLC, 7.63%, 03/01/2026	5,250	5,482
		13,589
Transportation 2.9%
GLP Capital, LP, 5.38%, 04/15/2026	3,000	2,981
Mileage Plus Holdings, LLC, 6.50%, 06/20/2027(d)	4,025	4,037
Uber Technologies, Inc., 7.50%, 09/15/2027(d)	1,000	1,036
Uber Technologies, Inc., 8.00%, 11/01/2026(d)	1,500	1,528
		9,582
Utilities 0.5%
CQP Holdco, LP, 7.50%, 12/15/2033(d)	1,750	1,813
Total Corporate Bonds (Cost: $185,006)		183,094

Collateralized Loan Obligations 46.5%(d)(g)

Collateralized Loan Obligations — Debt 33.8%(b)(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 6.06%, 11.45%, 04/30/2031	2,000	1,910

Collateralized Loan Obligations(d)(g) (continued)

	Principal Amount(a)	Value(a)
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.76%, 11.14%, 04/25/2031	$3,000	$2,761
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.31%, 13.69%, 11/27/2031	802	432
Bain Capital Credit CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 7.12%, 12.50%, 07/25/2034	3,000	2,950
Bain Capital Credit CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.58%, 11.98%, 10/17/2032	2,500	2,430
Bain Capital Credit CLO, Ltd. 2019-4, (Cayman Islands), 3M LIBOR + 7.99%, 13.38%, 04/23/2035	1,000	988
Bain Capital Credit CLO, Ltd. 2020-1, (Cayman Islands), 3M LIBOR + 8.51%, 13.91%, 04/18/2033	3,000	3,007
Bain Capital Credit CLO, Ltd. 2021-5, (Cayman Islands), 3M LIBOR + 6.76%, 12.17%, 10/23/2034	2,000	1,948
Barings CLO, Ltd. 2020-I, (Cayman Islands), 3M LIBOR + 6.91%, 12.31%, 10/15/2036	1,000	980
Canyon Capital CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.01%, 11.41%, 07/15/2031	750	714
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.26%, 11.68%, 04/20/2031	3,000	2,770
Carlyle US CLO, Ltd. 2021-10, (Cayman Islands), 3M LIBOR + 6.76%, 12.18%, 10/20/2034	1,000	976
Cedar Funding CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.56%, 12.98%, 04/20/2034	1,750	1,723
CIFC Funding, Ltd. 2019-4A, (Cayman Islands), 3M LIBOR + 6.86%, 12.26%, 10/15/2034	1,500	1,491
CIFC Funding, Ltd. 2021-VI, (Cayman Islands), 3M LIBOR + 6.51%, 11.91%, 10/15/2034	2,000	1,942
CIFC Funding, Ltd. 2021-VII, (Cayman Islands), 3M LIBOR + 6.61%, 12.02%, 01/23/2035	2,406	2,375
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.61%, 12.02%, 10/23/2031	2,000	1,859
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 11.56%, 04/15/2031	2,500	2,295
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.8%, 11.20%, 04/15/2029	2,000	1,902

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(g) (continued)

	Principal Amount(a)	Value(a)
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.01%, 11.39%, 08/15/2031	$3,000	$2,638
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.11%, 11.51%, 10/15/2030	3,000	2,795
Dryden 85 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.76%, 12.16%, 10/15/2035	2,000	1,929
Elmwood CLO I, Ltd., (Cayman Islands), 3M LIBOR + 7.97%, 13.39%, 10/20/2033	3,000	3,005
Elmwood CLO II, Ltd., (Cayman Islands), 3M LIBOR + 7.06%, 12.48%, 04/20/2034	1,650	1,654
Elmwood CLO III, Ltd., (Cayman Islands), 3M LIBOR + 6.76%, 12.18%, 10/20/2034	1,750	1,752
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.26%, 11.68%, 01/20/2034	1,000	988
Elmwood CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 8.26%, 13.68%, 01/20/2034	1,000	992
Elmwood CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.55%, 13.95%, 10/17/2034	1,700	1,703
Generate CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 7.21%, 12.63%, 10/20/2034	1,000	1,002
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.62%, 13.01%, 01/28/2030	2,000	1,686
Holding B B.V., (Jersey), 3M LIBOR + 8.32%, 13.71%, 07/15/2035	1,125	1,134
Invesco CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.41%, 11.81%, 07/15/2034	1,000	956
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.26%, 11.66%, 10/15/2031	3,750	2,852
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 8.03%, 13.44%, 10/22/2030	2,500	2,094
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.76%, 12.15%, 07/29/2030	1,500	1,490
Madison Park Funding XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 7.86%, 13.26%, 07/15/2030	1,000	955
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 6.46%, 11.87%, 01/22/2031	3,000	3,005
Madison Park Funding XXXV, Ltd., (Cayman Islands), 3M LIBOR + 6.36%, 11.78%, 04/20/2032	1,500	1,504
Madison Park Funding XXXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.05%, 12.44%, 04/15/2035	1,000	996

Collateralized Loan Obligations(d)(g) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding XXXVII, Ltd., (Cayman Islands), 3M LIBOR + 6.41%, 11.81%, 07/15/2033	$1,000	$993
Magnetite XIX, Ltd., (Cayman Islands), 3M LIBOR + 6.66%, 12.06%, 04/17/2034	2,000	1,995
Magnetite XXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.4%, 11.79%, 04/15/2035	1,500	1,478
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 6.05%, 11.43%, 06/15/2031	2,000	1,736
Oak Hill Credit Partners X-R, Ltd., (Cayman Islands), 3M LIBOR + 6.51%, 11.93%, 04/20/2034	1,500	1,497
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 7.03%, 12.43%, 04/15/2031	2,000	1,930
OHA Credit Funding 12, Ltd. 2022-12, (Bermuda), 3M LIBOR + 8.00%, 13.42%, 07/20/2036	1,975	2,002
OHA Credit Funding 3, Ltd., (Cayman Islands), 3M LIBOR + 6.51%, 11.93%, 07/02/2035	1,000	1,002
OHA Credit Funding 4, Ltd., (Cayman Islands), 3M LIBOR + 6.66%, 12.07%, 10/22/2036	1,000	1,002
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 6.51%, 11.88%, 02/20/2034	3,000	3,007
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 8.16%, 13.58%, 01/20/2032	2,750	2,547
RR 21, Ltd. 2022-21, (Bermuda), 3M LIBOR + 7.65%, 13.04%, 07/15/2035	1,500	1,508
Sixth Street CLO XX, Ltd, (Cayman Islands), 3M LIBOR + 6.41%, 11.83%, 10/20/2034	1,250	1,247
Sound Point CLO XXVI, Ltd., (Cayman Islands), 3M LIBOR + 7.12%, 12.54%, 07/20/2034	1,000	909
Tallman Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.61%, 12.03%, 04/20/2034	2,000	1,985
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.41%, 11.80%, 01/29/2032	3,000	2,993
TICP CLO VI, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.51%, 11.91%, 01/15/2034	2,250	2,204
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.46%, 11.86%, 04/15/2034	1,250	1,234
Trestles CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.51%, 11.89%, 04/25/2032	1,000	1,002
Venture XXIV CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.98%, 12.40%, 10/20/2028	700	590
Venture XXVII CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.61%, 12.03%, 07/20/2030	2,025	1,277

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Collateralized Loan Obligations(d)(g) (continued)

	Principal Amount(a)	Value(a)
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.45%, 11.87%, 10/20/2031	$3,000	$2,559
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 6.16%, 11.56%, 10/18/2031	2,750	2,526
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.46%, 11.88%, 10/20/2031	3,000	2,432
		112,238
Collateralized Loan Obligations — Equity 12.7%
AIMCO CLO XI, Ltd., (Cayman Islands), 16.17%, 10/17/2034	1,985	1,727
AIMCO CLO XVI, Ltd., (Cayman Islands), 15.11%, 01/17/2035	1,150	893
AIMCO CLO XX, Ltd., (Jersey), 10/16/2036	1,588	1,496
Allegro CLO V, Ltd., (Cayman Islands), 12.57%, 10/16/2030	2,000	307
Bain Capital Credit CLO, Ltd. 2020-2, (Cayman Islands), 55.12%, 07/19/2034	1,250	746
Bain Capital Credit CLO, Ltd. 2022-1, (Cayman Islands), 18.92%, 04/18/2035	1,500	1,035
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 21.98%, 04/15/2032	1,000	415
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 6.23%, 10/15/2030	3,223	1,100
Cedar Funding CLO V, Ltd., (Cayman Islands), 21.01%, 07/17/2031	2,546	1,242
CIFC Funding, Ltd. 2020-3A, (Cayman Islands), 22.87%, 10/20/2034	1,750	1,437
CIFC Funding, Ltd. 2021-5A, (Cayman Islands), 18.74%, 07/15/2034	2,250	1,559
Dryden 98 CLO, Ltd., (Cayman Islands), 22.38%, 04/20/2035	1,100	761
Elmwood CLO XI, Ltd., (Cayman Islands), 20.23%, 10/20/2034	1,200	1,090
ICG U.S. CLO, Ltd. 2021-1, (Cayman Islands), 14.82%, 04/17/2034	2,000	848
Invesco CLO 2021-3, Ltd., (Cayman Islands), 10/22/2034	113	32
Invesco CLO 2021-3, Ltd., (Cayman Islands), 18.04%, 10/22/2034	1,130	699
LCM XV, LP, (Cayman Islands), 07/20/2030	5,875	319
Madison Park Funding LIII, Ltd., (Cayman Islands), 21.07%, 04/21/2035	2,000	1,543
Madison Park Funding LIX, Ltd., (Cayman Islands), 17.69%, 01/18/2034	2,250	1,551

Collateralized Loan Obligations(d)(g) (continued)

	Principal Amount(a)	Value(a)
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	$4,000	$8
Madison Park Funding XXII, Ltd., (Cayman Islands), 27.58%, 01/15/2033	4,000	2,307
Madison Park Funding XXXI, Ltd., (Cayman Islands), 20.36%, 01/23/2048	2,000	1,198
Madison Park Funding XXXII, Ltd., (Cayman Islands), 29.86%, 01/22/2048	2,000	1,146
Madison Park Funding, Ltd., (Cayman Islands), 14.88%, 04/21/2035	1,500	1,203
Magnetite XXVIII, Ltd., (Cayman Islands), 25.70%, 01/20/2035	2,500	2,106
Oaktree CLO, Ltd. 2015-1, (Cayman Islands), 10/20/2027	4,000	134
OHA Credit Partners VII, Ltd., (Cayman Islands), 18.49%, 02/20/2034	2,672	1,487
OHA Credit Partners XVI, (Cayman Islands), 20.69%, 10/18/2034	1,635	1,386
OHA Loan Funding, Ltd. 2016-1, (Cayman Islands), 26.08%, 01/20/2033	3,250	2,226
RR 19, Ltd., (Cayman Islands), 16.22%, 10/15/2035	2,350	1,965
RRX 7 Ltd. 2022-7, (Cayman Islands), 19.89%, 07/15/2122	3,875	2,861
Signal Peak CLO V, Ltd., (Cayman Islands), 1.34%, 04/25/2031	2,568	730
Signal Peak CLO VIII, Ltd., (Cayman Islands), 16.87%, 04/20/2033	4,000	2,278
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 6.95%, 01/20/2032	3,000	551
Wellman Park CLO, Ltd., (Cayman Islands), 07/15/2034	5,000	97
Wellman Park CLO, Ltd., (Cayman Islands), 17.57%, 07/15/2034	2,500	1,786
West CLO, Ltd. 2013-1, (Cayman Islands), 11/07/2025	500	—
		42,269
Total Collateralized Loan Obligations (Cost: $170,475)		154,507
Total Investments — 152.8% (Cost: $525,239)		$507,475
Liabilities in Excess of Other Assets — (52.8%)		(175,360)
Net Assets — 100.0%		$332,115

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2023

(in thousands, except shares, percentages and as otherwise noted)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. Investments are in United States enterprises and all principal balances shown are in U.S. Dollars unless otherwise noted.

(b)  Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR"), the London Interbank Offered Rate ("LIBOR"), Euro InterBank Offered Rate ("EURIBOR"), the U.S. Prime Rate ("PRIME"), or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually, semi-annually, quarterly, bi-monthly, monthly or daily. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and the stated spread. For each such loan, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") has provided the interest rate in effect on the date presented.

(c)  Variable rate coupon rate shown as of December 31, 2023.

(d)  Senior Loans, Collateralized Loan Obligations and Corporate Bonds exempt from registration under Rule 144A, which as of December 31, 2023 represented 135.8% of the Fund's net assets or 88.9% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  As of December 31, 2023, the Fund had the following commitments to funds various revolving senior secured loans. Such commitment is subject to the satisfaction of certain conditions set forth in the documents governing this loan and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving loan commitments.

Unfunded Issuer	Total revolving commitments	Less: drawn commitments	Total undrawn commitments
Ivanti Software, Inc.	$250	$12	$238
AI Aqua Merger Sub, Inc.	4,500	3,717	783
Total	$4,750	$3,729	$1,021

(f)  This loan or a portion of this loan represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon a spread plus the applicable reference rate determined at the time of purchase.

(g)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 4 of the Notes to Financial Statements).

(h)  Includes a PIK provision

(i)  Loan or bond was on non-accrual status as of December 31, 2023.

As of December 31, 2023, the aggregate cost of securities for federal income tax purposes was $527,152. Unrealized appreciation and depreciation on investments for federal income tax purposes are as follows:

Gross unrealized appreciation	$6,697
Gross unrealized depreciation	(26,374)
Net unrealized depreciation	$(19,677)

Currencies:

£  British Pounds

€  Euro Currency

$  U.S. Dollars

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

December 31, 2023

(in thousands, except per share data)

Assets:
Investments, at value (cost $525,239)	$507,475
Cash and cash equivalents	8,739
Cash denominated in foreign currency, at value (cost $637)	669
Interest and principal receivable	7,538
Receivable for securities sold	144
Other assets	28
Total assets	524,593
Liabilities:
Mandatory redeemable preferred shares (liquidation preference of $100,000, net of unamortized deferred issuance costs of $838)	99,162
Debt	63,539
Payable for securities purchased	24,520
Payable for interest expense and commitment fees	2,898
Payable for investment advisory fees	745
Payable for distributions to shareholders	143
Accrued expenses and other payables	1,471
Total liabilities	192,478
Net assets	$332,115
Net assets consist of:
Paid-in capital	$439,773
Accumulated overdistributed earnings	(107,658)
Net assets	$332,115
Common shares:
Net assets	$332,115
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,915
Net asset value per share	$14.49

See accompanying Notes to Financial Statements.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended December 31, 2023

(in thousands)

Investment income:
Interest	$50,439
Total investment income	50,439
Expenses:
Interest and credit facility fees (Notes 6 and 7)	7,730
Investment advisory fees (Note 3)	4,866
Administrative services of the adviser (Note 3)	1,316
Other expenses	1,509
Total expenses	15,421
Tax expense (Note 9)	524
Total expenses	15,945
Net investment income	34,494
Net realized and unrealized gains/(losses) on investments and foreign currency
Net realized losses on investments	(18,181)
Net realized gains on foreign currency	258
Net unrealized gains on investments	40,339
Net unrealized losses on foreign currency	(558)
Net realized and unrealized gains on investments and foreign currency	21,858
Total increase in net assets resulting from operations	$56,352

See accompanying Notes to Financial Statements.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

(in thousands)

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (decrease) in net assets from operations:
Net investment income	$34,494	$29,947
Net realized losses on investments and foreign currency	(17,923)	(20,617)
Net unrealized gains/(losses) on investments and foreign currency	39,781	(55,435)
Net increase/(decrease) from operations	56,352	(46,105)
Distributions to shareholders from (Note 2):
Distributable earnings	(31,050)	(27,383)
Increase/(decrease) in net assets from operations and distributions	25,302	(73,488)
Share transactions:
Cost of shares repurchased (Note 5)	—	—
Net increase from share transactions	—	—
Total increase/(decrease) in net assets	25,302	(73,488)
Net Assets, beginning of period	306,813	380,301
Net Assets, end of period	$332,115	$306,813

See accompanying Notes to Financial Statements.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended December 31, 2023

(in thousands)

Operating activities:
Net increase in net assets resulting from operations	$56,352
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(257,127)
Proceeds from the sale of investments	249,668
Amortization and accretion of discounts and premiums, net	413
Amortization of debt & preferred shares issuance costs	326
Net realized losses on investments	18,181
Net unrealized gains on investments	(40,339)
Effect of exchange rate changes	300
Changes in operating assets and liabilities:
Receivable for securities sold	4,168
Interest and principal receivable	1,234
Payable for distributions to shareholders	143
Prepaid expenses	98
Payable for securities purchased	2,854
Payable for investment advisory fees	336
Interest and commitment fee payable	1,059
Accrued expenses and other fees	1,124
Net cash provided by operating activities	38,790
Financing activities:
Borrowings on debt	82,749
Repayments on debt	(88,283)
Distributions paid to common shareholders	(31,050)
Net cash used by financing activities	(36,584)
Net increase in cash and cash equivalents	2,206
Cash and cash equivalents:
Beginning of period	7,202
End of period	$9,408
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and credit facility fees	$9,050
Cash paid for taxes during the period	$358

See accompanying Notes to Financial Statements.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019
Per share data:
Net asset value, beginning of period	$13.39		$16.60		$16.15		$17.02	$16.42		$17.50
Income from investment operations:
Net investment income	1.51		1.31		1.26		1.19	0.17		1.39
Net realized and change in unrealized gain (loss)	0.95		(3.32)		0.36		(0.86)	0.65		(1.18)
Total increase (decrease) from investment operations	2.46		(2.01)		1.62		0.33	0.82		0.21
Less distributions declared to shareholders:
From net investment income	(1.36)		(1.20)		(1.17)		(1.20)	(0.22)		(1.29)
Total distributions declared to shareholders	(1.36)		(1.20)		(1.17)		(1.20)	(0.22)		(1.29)
Net asset value common shares, end of period	$14.49		$13.39		$16.60		$16.15	$17.02		$16.42
Market value common shares, end of period	$13.75		$11.59		$16.33		$14.29	$15.35		$14.48
Net asset value total return(a)	19.45%		(12.41)%		10.28%		3.00%	4.99	%(b)	1.23%
Market value total return(c)	32.44%		(22.22)%		23.10%		2.33%	7.53	%(b)	5.49%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$332,115		$306,813		$380,301		$369,976	$390,096		$376,282
Expenses, inclusive of interest expense and amortization of debt issuance	5.00	%(d)	4.15	%(d)	2.82	%(d)	2.83%	3.36	%(e)	3.37%
Expenses, exclusive of interest expense and amortization of debt issuance	2.58%		2.46%		2.08%		2.17%	2.20	%(e)	2.03%
Net investment income	10.82%		8.90%		7.60%		8.04%	6.15	%(e)	8.16%
Portfolio turnover rate	48.34%		51.20%		76.03%		127.09%	11.70	%(b)	78.40%

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Per share data:
Net asset value, beginning of period	$18.00	$17.04	$16.95	$18.72	$19.43
Income from investment operations:
Net investment income	1.35	1.33	1.23	1.21	1.24
Net realized and change in unrealized gain (loss)	(0.56)	0.87	0.16	(1.58)	(0.55)
Total income from investment operations	0.79	2.20	1.39	(0.37)	0.69
Less distributions declared to shareholders:
From net investment income	(1.29)	(1.24)	(1.23)	(1.33)	(1.40)
From net realized gains	—	—	—	(0.07)	—
From return of capital	—	—	(0.07)	— (f)	—
Total distributions declared to shareholders	(1.29)	(1.24)	(1.30)	(1.40)	(1.40)
Net asset value common shares, end of period	$17.50	$18.00	$17.04	$16.95	$18.72
Market value common shares, end of period	$14.97	$16.45	$14.70	$14.37	$16.86
Net asset value total return(a)	4.47%	13.33%	8.98%	(2.11)%	3.54%
Market value total return(c)	(1.43)%	20.91%	12.47%	(6.74)%	1.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$401,956	$413,386	$391,787	$398,044	$321,368
Expenses, inclusive of interest expense and amortization of debt issuance	3.20%	2.90%	2.96%	2.83%	2.58%
Expenses, exclusive of interest expense and amortization of debt issuance	2.02%	2.08%	2.34%	2.39%	1.97%
Net investment income	7.54%	7.52%	7.68%	6.51%	6.40%
Portfolio turnover rate	82.47%	84.35%	92.30%	89.67%	96.01%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(b)  Not annualized.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(d)  Includes stated dividends and amortization of deferred issuance costs on the mandatory redeemable preferred shares. See Note 7 of the Notes to Financial Statements.

(e)  Annualized.

(f)  Less than $0.005.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights (continued)

(in thousands, except per share data, percentages and as otherwise noted)

Information about the Fund's senior securities as of December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, October 31, 2019, October 31, 2018, October 31, 2017, October 31, 2016, October 31, 2015, October 31, 2014, October 31, 2013 is shown in the following table.

	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Class and Period Ended
Revolving Credit Facility (State Street Bank and Trust Company)
December 31, 2023	$63,539	$7,801	—	N/A
December 31, 2022	68,764	6,916	—	N/A
December 31, 2021	118,874	5,040	—	N/A
December 31, 2020	162,594	3,275	—	N/A
December 31, 2019	163,316	3,389	—	N/A
October 31, 2019	169,487	3,220	—	N/A
October 31, 2018	165,414	3,430	—	N/A
October 31, 2017	170,160	3,429	—	N/A
October 31, 2016	168,027	3,332	—	N/A
October 31, 2015	168,984	3,356	—	N/A
October 31, 2014	134,006	3,398	—	N/A
October 31, 2013	136,728	3,439	—	N/A
Mandatory Redeemable Preferred Shares*
December 31, 2023	$100,000	$75.77	$25.00	N/A
December 31, 2022	100,000	70.45	25.00	N/A
December 31, 2021	100,000	68.44	25.00	N/A

*  There were no mandatory redeemable preferred shares outstanding as of December 31, 2013 through December 31, 2020.

(a)  Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(b)  The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness as calculated separately for each of the mandatory redeemable preferred shares and the credit facilities in accordance with Section 18(h) of the Investment Company Act of 1940, as amended. With respect to the mandatory redeemable preferred shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding mandatory redeemable preferred shares (based on a per share liquidation preference of $25). With respect to the credit facilities, the asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit".

(c)  The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates that the U.S. Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(d)  Not applicable to senior securities outstanding as of period end.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund commenced operations on November 27, 2012.

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser (as defined below) will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets (as defined below) in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Fund is externally managed by Ares Capital Management II LLC (the "Adviser") pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). The Adviser was registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act") on June 9, 2011 and serves as the investment adviser to the Fund. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio. Ares Operations LLC, a subsidiary of Ares Management Corporation ("Ares Management"), provides certain administrative and other services necessary for the Fund to operate.

Fiscal Year End Change

On September 25, 2019, the Fund's board of directors approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as of and for the year ended December 31, 2020, the two month period ended December 31, 2019, and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions. Cash and cash equivalents are carried at cost, which approximates fair value.

Concentration of Credit Risk

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in depository or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Transactions

Investment transactions are accounted for on the trade date. See Note 4 for more information on the Adviser's valuation process. Realized gains and losses are reported on the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Pursuant to Rule 2a-5 under the Investment Company Act, the Fund's board of directors designated the Fund's Adviser as the Fund's valuation designee to perform the fair value determinations for investments held by the Fund without readily available market quotations, subject to the oversight of the Fund's board of directors. All investments are recorded at their fair value.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Interest Income Recognition

Interest income is recorded on an accrual basis and includes the accretion of discounts, amortization of premiums and payment-in-kind ("PIK") interest. Discounts from and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. To the extent loans contain PIK provisions, PIK interest, computed at the contractual rate specified in each applicable agreement, is accrued and recorded as interest income and added to the principal balance of the loan. PIK interest income added to the principal balance is generally collected upon repayment of the outstanding principal. To maintain the Fund's tax treatment as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends for the year the income was earned, even though the Fund has not yet collected the cash. The amortized cost of investments represents the original cost adjusted for any accretion of discounts, amortization of premiums and PIK interest.

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Fund's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in the Fund's judgment, are likely to remain current. The Fund may make exceptions to this policy if the loan has sufficient collateral value (i.e., typically measured as enterprise value of the portfolio company) or is in the process of collection.

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the accompanying statement of operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Mandatory Redeemable Preferred Shares

The Fund carries its mandatory redeemable preferred shares at amortized cost and they are included as a liability on the accompanying statement of assets and liabilities. See Note 7 for further details.

Debt and Mandatory Redeemable Preferred Shares Issuance Costs

Debt and mandatory redeemable preferred shares issuance costs are amortized over the life of the relevant senior secured revolving credit facility and mandatory redeemable preferred shares.

Income Taxes

The Fund has elected to be treated as a RIC under the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Fund must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders all or substantially all of its investment company taxable income, as defined by the Code, for each year. The Fund has made and intends to continue to make the

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

requisite distributions to its shareholders, which will generally relieve the Fund from U.S. federal corporate-level income taxes.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

For tax purposes, the distributions to holders of mandatory redeemable preferred shares as described in Note 7 are treated as dividends.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded.

Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences may be material.

Recent Accounting Pronouncement

The Fund considers the applicability and impact of all accounting standard updates ("ASU") issued by the Financial Accounting Standards Board. The Fund has assessed currently issued ASUs and has determined that they are not applicable or expected to have minimal impact on its financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures. ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. ASU 2023-09 is effective for the fiscal year ending December 31, 2025. Early adoption is permitted and the amendments in this update should be applied on a prospective basis, though retrospective adoption is permitted. The Fund is currently evaluating the impact of this guidance on its financial statements.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an affiliate of Ares Management and leverages Ares Management's entire investment platform and benefits from the significant capital markets, trading and

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

research expertise of all of Ares Management's investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The management fees incurred by the Fund for the year ended December 31, 2023 were $4,866.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $1,316 for the year ended December 31, 2023.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund under the service agreements with State Street for the year ended December 31, 2023 were $342.

The Fund has retained Destra Capital Advisors LLC ("Destra") to provide investor support services in connection with the on-going operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. Effective January 1, 2021, the Fund pays Destra a variable service fee based on the Fund's closing stock price to net asset value at the end of each day. The total expenses incurred by the Fund under the agreement with Destra for the year ended December 31, 2023 were $290.

(4) Fair Value of Financial Instruments

The Fund follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities ("ASC 825-10"), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and a better understanding of the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Fund has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets", "mandatory redeemable preferred shares", and "debt," which are reported at amortized cost, the carrying value of all other assets and liabilities approximate fair value.

The Fund also follows ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

In addition to using the above inputs in investment valuations, the Adviser, as the Fund's valuation designee, continues to employ the net asset valuation policy and procedures that have been reviewed by the Fund's board of directors in connection with their designation of the Adviser as the Fund's valuation designee and are consistent with the provisions of Rule 2a-5 under the Investment Company Act and ASC 820-10 (see Note 2 for more information). Consistent with its valuation policies and procedures, the Adviser evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. For investments where there is not a readily available market value, the fair value of these investments must typically be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser, as the valuation designee, subject to the oversight of the board of directors and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debt: The fair value of Senior Loans and Corporate Bonds is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services. The provided prices are checked using internally developed models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common stock and warrants: The fair value of common stock and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. EV means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Adviser may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

The following table is a summary of inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	157,693	12,181	169,874
Corporate Bonds	—	183,094	—	183,094
Collateralized Loan Obligations	—	—	154,507	154,507
Total Investments	—	340,787	166,688	507,475

The following table is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2023:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Total ($)
Balance as of December 31, 2022	13,579	148,479	162,058
Purchases	8,118	11,405	19,523
Sales and principal redemptions	(7,414)	(14,726)	(22,140)
Net realized and unrealized gains	722	9,139	9,861
Accrued discounts	37	210	247
Transfers out of Level 3	(2,861)	—	(2,861)
Balance as of December 31, 2023	12,181	154,507	166,688
Net change in unrealized gains/(losses) from investments held at December 31, 2023	373	10,060	10,433

Investments were transferred out of Level 3 during the year ended December 31, 2023. Transfers between Levels 2 and 3 were as a result of changes in the observability of significant inputs or available market data for certain portfolio companies.

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of December 31, 2023.

			Unobservable Input
Type	Fair Value ($)	Valuation Technique	Input	Range	Weighted Average(a)
Senior Loans	6,631	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Senior Loans	5,550	Yield Analysis	Market Yield	11.0-16.8%	12.0%
Collateralized Loan Obligations	154,507	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Total Level 3 Investments	166,688

(a) Unobservable inputs were weighted by the relative fair value of investments.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

The following are the carrying and fair values of the Fund's senior secured revolving credit facility and mandatory redeemable preferred shares as of December 31, 2023:

	Carrying Value ($)	Fair Value(b) ($)
Credit Facility(a)	63,539	63,539
Series A Mandatory Redeemable Preferred Shares	19,856	19,600
Series B Mandatory Redeemable Preferred Shares	29,774	29,400
Series C Mandatory Redeemable Preferred Shares	49,532	48,500
Total	162,701	161,039

(a) The Credit Facility (as defined below) carrying value is the same as the principal amounts outstanding.

(b) The fair value of these debt obligations would be categorized as Level 2 under ASC 820-10.

(5) Common Stock

Common share transactions were as follows:

	For the Year Ended December 31, 2023
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,915	429,113
Common shares issued	—	—
Common shares redeemed	—	—
Common shares outstanding — end of period	22,915	429,113

The Fund's board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained. There were no shares repurchased during the year ended December 31, 2023.

(6) Debt

In accordance with the Investment Company Act, the Fund is allowed to borrow amounts with respect to senior securities representing indebtedness (such as the senior secured revolving credit facility), such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 300% after such borrowing.

The Fund is a party to a senior secured revolving credit facility (as amended, the "Credit Facility"), that allows the Fund to borrow up to $212,000 at any one time outstanding. The Credit Facility's stated maturity date is June 14, 2024. Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness, including additional mandatory redeemable preferred shares, and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than senior securities representing indebtedness) to senior securities representing indebtedness plus the involuntary liquidation preference of the mandatory redeemable preferred shares of the Fund (subject to certain exceptions) of not less than 2:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral. As of December 31, 2023, the Fund was in compliance in all material respects with the terms of the Credit Facility.

As of December 31, 2023, there was $63,539 outstanding under the Credit Facility. The interest rate charged on the Credit Facility is based on an applicable Secured Overnight Financing Rate ("SOFR") rate plus a credit spread adjustment of 0.10% and an applicable spread of 0.95% (as defined in the agreements governing the Credit Facility). The Fund is

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

required to pay a commitment fee of 0.15% per annum on any unused portion of the Credit Facility. For the year ended December 31, 2023, the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

For the Year Ended December 31, 2023 ($)
Stated interest expense	4,356
Unused commitment fees	204
Amortization of debt issuance costs	86
Total interest and credit facility fees expense	4,646
Cash paid for interest	6,245
Annualized average stated interest rate	5.64%
Average outstanding balance	77,238

(7) Mandatory Redeemable Preferred Shares

The Fund has authorized and issued 800 shares of Series A Mandatory Redeemable Preferred Shares (the "Series A MRP Shares") for gross proceeds of $20,000, 1,200 shares of Series B Mandatory Redeemable Preferred Shares (the "Series B MRP Shares") for gross proceeds of $30,000 and 2,000 shares of Series C Mandatory Redeemable Preferred Shares for gross proceeds of $50,000 (the "Series C MRP Shares" and together with the Series A MRP Shares and Series B MRP Shares, the "MRP Shares"). Each of the MRP Shares has a liquidation preference of $25.00 per share. The aggregate redemption amount of the MRP Shares is $100,000.

The redemption dates for the Series A MRP Shares, Series B MRP Shares and Series C MRP Shares are July 15, 2026, September 15, 2026 and September 15, 2028, respectively.

The Series A MRP Shares and the Series B MRP Shares have a dividend rate of 2.58% per annum, payable quarterly, with a redemption date of five years from issuance. The Series C MRP Shares have a dividend rate of 3.03% per annum, payable quarterly, with a redemption date of seven years from issuance. The weighted average dividend rate for the MRP Shares is 2.81% per annum. The MRP Shares are subject to optional and mandatory redemption in certain circumstances. The MRP Shares will be subject to redemption, at the option of the Fund, in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the MRP Shares if the Fund fails to maintain an asset coverage ratio, calculated in accordance with the Investment Company Act, greater than or equal to 225%. Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium, which may vary based on the date of redemption. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any dividend to common shareholders and could trigger the mandatory redemption of the MRP Shares. Additionally, in accordance with the Investment Company Act, the Fund may not issue additional MRP Shares if immediately after such issuance the Fund will not have an asset coverage ratio of at least 200%. As of December 31, 2023, the Fund was in compliance in all material respects with the terms of the MRP Shares.

The Fund's MRP Shares activity for the year ended December 31, 2023 was as follows:

	Series A	Series B	Series C
Shares outstanding — beginning of period	800	1,200	2,000
Shares issued	—	—	—
Shares repurchased	—	—	—
Shares outstanding — end of period	800	1,200	2,000

The Fund's MRP Shares balance as of December 31, 2023 were as follows:

	Series A	Series B	Series C	Total
Principal amount	$20,000	$30,000	$50,000	$100,000
Unamortized deferred issuance cost	$(144)	$(226)	$(468)	$(838)
Carrying value	$19,856	$29,774	$49,532	$99,162

Dividends on the MRP Shares are accrued on a daily basis and included in interest and credit facility fees on the accompanying statement of operations. The table below summarizes the components of interest expense, the effective dividend rates and cash paid for interest on the Fund's MRP Shares for the year ended December 31, 2023:

	Series A	Series B	Series C	Total
Stated dividends	$523	$785	$1,536	$2,844
Amortization of deferred issuance costs	$57	$84	$99	$240
Total interest expense	$580	$869	$1,635	$3,084
Weighted average stated dividend rate	2.58%	2.58%	3.03%	2.81%
Cash paid for dividends	$516	$774	$1,515	$2,805

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

(8) Investment Transactions

For the year ended December 31, 2023, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sales of Investments
$249,839	$241,731

(9) Income Taxes

For U.S. federal income tax purposes, the characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund. The characterization of distributions paid during the fiscal years ended December 31, 2023 and 2022 were as follows:

	December 31, 2023	December 31, 2022
Ordinary income	$33,894	$30,307
Capital gain	—	—
Return of capital	—	—

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. For the year ended December 31, 2023, the Fund estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently the Fund incurred U.S. federal excise taxes of $524.

The Fund may adjust the classification of net assets as a result of permanent book-to-tax differences. On the accompanying statement of assets and liabilities, the following reclassifications were made for the year ended December 31, 2023:

December 31, 2023
Additional paid-in capital/(reduction)	$(763)
Distributable earning accumulated loss	$763

As of December 31, 2023, the components of accumulated earnings (loss) on a tax basis were as follows:

December 31, 2023
Undistributed ordinary income	$15,984
Accumulated capital and other losses	(108,800)
Net unrealized depreciation	(14,842)
Total accumulated loss	$(107,658)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

December 31, 2023
Short-Term	$14,822
Long-Term	$93,978

ASC 740, Income Taxes ("ASC 740"), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years and has determined there is no impact to the Fund's financial statements as of the year ended December 31, 2023. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the accompanying statement of operations. There were no penalties and interest incurred by the Fund for the fiscal year ended December 31, 2023.

(10) Risk Factors

Senior Loans Risk

Although Senior Loans are senior and typically secured in a first lien (including "unitranche" loans, which are loans that combine both senior and subordinated debt, generally in a first lien position) or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Corporate Bonds Risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the marketplace, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

"Covenant-Lite" Loans Risk

Some of the loans in which the Fund may invest or get exposure to through its investments in collateralized debt obligations, CLOs or other types of structured securities may be "covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the Borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and net asset value.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund intends to continue to utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some securities are not readily marketable and may be subject to restrictions on resale. Securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares Management or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objective will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (the "UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial writedowns and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union (the "EU") or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund may make investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in U.S. dollars and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Market Disruption and Geopolitical Risk

U.S. and global markets recently have experienced increased volatility, which could be harmful to the Fund and issuers in which it invests. Such volatility may result in, amongst other things, write-offs, the re-pricing of credit risk, the failure of major financial institutions, or worsening general economic conditions, any of which could materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes, and global health epidemics or outbreaks of infectious diseases), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Such events, including trade tensions between the United States and China, other uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies with other countries, the Russia-Ukraine war and more recently the Israel-Hamas war, and health epidemics and pandemics, could adversely affect its business, financial condition or results of operations. These market and economic disruptions could negatively impact the operating results of its portfolio companies.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

other factors. In an effort to combat inflation, the U.S. Federal Reserve (the "Federal Reserve") increased the federal funds rate in 2023. Although the Federal Reserve left its benchmark rates steady in the fourth quarter of 2023, it has indicated that additional rate increases in the future may be necessary to mitigate inflationary pressures and there can be no assurance that the Federal Reserve will not make upwards adjustments to the federal funds rate in the future. However, there are reports that the Federal Reserve may begin to cut the benchmark rates in 2024. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between reference rates, which may have an effect on the net asset value of the Fund's common shares.

Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as "trading at a discount." As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.

Litigation Risk

The Fund as well as the Adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that the Fund, its executive officers, directors, and the Adviser, its affiliates and/or any of their respective principals and employees will avoid regulatory investigation and possible enforcement actions stemming therefrom. The Adviser is a registered investment adviser and, as such, is subject to the provisions of the Advisers Act. The Fund and the Adviser may each be, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

The Fund, its executive officers, directors, and the Adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of the Adviser to manage the Fund, are often impossible to anticipate. The Adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of the Adviser.

The Fund's investment activities are subject to the normal risks of becoming involved in litigation by third parties. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by the Adviser, administrator, or any of our officers, be borne by the Fund and would reduce the Fund's net assets. The Adviser and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

(11) Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements as of and for the year ended December 31, 2023, except as discussed below:

In January 2024, the Fund's board of directors appointed Scott Lem as Treasurer and will succeed Penni F. Roll, the Fund's current Treasurer, effective as of February 15, 2024. Penni F. Roll will remain at Ares Management in a senior leadership capacity.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2023

(in thousands, except per share data, percentages and as otherwise noted)

The following common share distributions were declared on January 11, 2024:

Ex-Date: January 19, 2024
Record Date: January 22, 2024
Payable Date: January 31, 2024
Per Share Amount: $0.1175

The following common share distributions were declared on February 9, 2024:

Ex-Date: February 20, 2024
Record Date: February 21, 2024
Payable Date: February 29, 2024
Per Share Amount: $0.1175

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Ares Dynamic Credit Allocation Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the six years in the period ended October 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, the period from November 1, 2019 to December 31, 2019, and each of the six years in the period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians, brokers and others; when replies were not received from custodians, brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

Los Angeles, California
February 28, 2024

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

December 31, 2023

Fund Investment Objective, Policies and Risks:

Recent Changes:

The Fund has not made any changes to its investment policies or strategies since its last shareholder report.

Investment Objective and Policies:

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans made primarily to companies whose debt is rated below investment grade ("Senior Loans"), (ii) corporate bonds that are primarily high yield issues rated below investment grade ("Corporate Bonds"), (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as CLOs and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities.

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Fund may invest in securities of any duration and does not have a fixed duration target. The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of borrowers located anywhere in the world, and of borrowers that operate in any industry. The Fund may invest a significant amount of its capital in debt securities issued by issuers domiciled in Europe. The Fund is permitted to invest in investment grade and below investment grade rated CLO securities. The Fund may also invest in subordinated loans. The Fund may invest in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings.

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness, including a credit facility. Currently, the Fund has both issued preferred shares and borrowed under a credit facility.

The Adviser seeks to implement the Fund's investment strategy through the application of several techniques, including but not limited to:

(i)  investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles;

(ii)  adhering to the established credit underwriting processes of the Ares organization, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers;

(iii)  monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and

(iv)  holding cash and engaging in derivative credit and interest rate hedges.

The Adviser will dynamically manage the Fund's portfolio by allocating the portfolio among investments in the various targeted credit markets in a manner that seeks to manage interest rate and credit risk and the duration of the Fund's portfolio. The term "dynamically manage" refers to the method of investment allocation that the Adviser will use to manage the Fund's assets and according to which the Adviser will evaluate and adjust, based on its analysis of the then current market environment and outlook, the Fund's portfolio of Senior Loans, Corporate Bonds, CLO securities and other permitted investments. The Adviser will seek to implement this dynamic allocation strategy with the intention of responding to changing market conditions and outlook, and achieving attractive risk-adjusted returns throughout the credit cycle. The Adviser believes that as market conditions change, so should the Fund's investment allocations. In addition, the Adviser may allocate portions of the Fund's portfolio to investments that it believes to be pre-disposed to positive event risk or to have attractive relative value characteristics given then current market conditions. The Adviser believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current market environment and outlook. There can be no assurance that the Adviser will seek to allocate the Fund's investments in any particular manner or that the Fund will be able to structure its investment portfolio as desired in any given market environment.

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

The Adviser's investment process is rigorous, proactive and on-going. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage, structural seniority and relative value. The Adviser may also employ sector analysis to assess industry trends and characteristics that may impact a borrower's potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which criteria used by the Adviser may include an evaluation of whether a loan or debt security is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the borrower's indebtedness on a timely basis. The Adviser also takes into consideration the credit ratings of Borrowers in evaluating potential investments, although credit ratings are generally not considered to be the primary or determinative factor in the investment selection process. The Adviser also expects to gain exposure to borrowers across a broad range of industries and of varying characteristics and return profiles.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in debt securities, including (i) Senior Loans, (ii) Corporate Bonds, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) debt securities issued by entities commonly referred to as CLOs. This 80% Policy is non-fundamental and may be changed upon providing 60 days' prior written notice to stockholders.

Under normal market conditions, the Fund will not invest more than (i) 45% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 15% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

For defensive purposes, including during periods in which the Adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective.

Risk Factors:

See Note 10 to the financial statements.

Fundamental Investment Restrictions:

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.  make investments for the purpose of exercising control or management;

2.  purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

3.  issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.  underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

5.  make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, CLO securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of

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Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

6.  invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments and their political subdivisions will not be considered to represent an industry (other than private purpose industrial development bonds issued on behalf of non-governmental issuers).

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month year ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on SEC Form N-PORT. The Fund's Form N-PORT will be available (1) without charge, upon request, by calling 1-877-855-3434; or (2) on the SEC's website at http://www.sec.gov.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

Renewal of Investment Advisory Agreement

The Board of Directors (the "Board") of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund (the "Independent Directors"), determined to renew the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at a meeting held on August 14, 2023 (the "Meeting").

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board throughout the year. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by Broadridge, an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Peer Group") for various periods ended May 31, 2023, and (2) the Fund's actual and contractual management fees and total expenses with those of the Peer Group where the management fee was identical to the Peer Group median and comparable to the Peer Group for other key expense metrics. The Board noted that the Adviser (with the cooperation of Broadridge) had added one additional peer fund to the Peer Group and removed one peer fund due to a merger with an existing peer fund. The Board further noted that, as a result, the Fund's current Peer Group consisted of twelve closed-end funds. The Board also noted that the Broadridge categories that the Adviser believes are most comparable to the Fund are hybrid credit closed-end funds that invest across several credit-oriented asset classes.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

noted the reputation and track record of the Adviser's organization as a leading manager of credit assets. The Board also noted that investment performance is probative of the quality of services provided.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds employing similar investment strategies provided by the Adviser and the comparative information provided by Broadridge. Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Broadridge.

In reviewing the Adviser's report, the Board took into consideration that the Adviser identified hybrid credit closed-end funds that invest across several credit-oriented asset classes as the peer categories the Adviser believed were most comparable to the Fund given the Fund's flexible mandate and focus on senior secured bank loans, corporate bonds and CLOs. The Board noted that the Fund's investment returns (as measured by its levered returns on NAV) have been in-line with or outperformed the Peer Group over short- and long-term time periods. Specifically, the Board noted that the Fund outperformed the Peer Group median over the three-month period ended May 31, 2023, the year-to-date period, the past one-year, three-year, and five-year periods ended May 31, 2023, and since inception until May 31, 2023.

The Board noted, in reviewing the Broadridge report, that the Fund's market price-based total returns have outperformed the Peer Group over the year-to-date period, the past one-year, three- year, and five-year periods ended May 31, 2023, and since inception until May 31, 2023. The Board further noted that over the three-month period ended May 31, 2023, the Fund's market price-based total returns have underperformed the Peer Group. The Fund ranked fourth, fifth and fourth out of twelve funds in the Peer Group for the three-year, two-year and one-year periods ended May 31, 2023, respectively.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's outperformance, they noted, among other things, that since 2015, the Adviser has made changes within the CLO allocation that have resulted in significantly higher income while maintaining a strong fundamental credit quality.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management Corporation. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided to the Fund by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares. Further, the Board noted that as the Fund's assets increased, administration and custodial services were billed at lower incremental rates.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Broadridge. The Board discussed the range of actual and contractual management fees and total expenses of the Peer Group and Expense Universe funds as contained in Broadridge's report and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was essentially in line with the Peer Group median. The Board also noted that, while the Fund's total expenses as a percent of common and levered assets or common assets were higher than the Peer Group median, these expenses were used to generate net investment returns that were 58 basis points higher than the peer median. The Board

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

noted that, given the significant volatility in market prices in 2022, the Fund's performance should be examined over a longer time horizon as well. The Board further noted that, when examining annualized net investment performance over the three years ended May 31, 2023, the Fund had outperformed the Peer Group median by 179 basis points and that the Fund's NAV based-returns also exceeded the Peer Group median in all six time periods measured by the Adviser.

In addition, the Board noted that approximately 30% of the Fund's higher expenses relative to the Peer Group median were attributed to higher interest expenses (including preferred dividends, which carry highly attractive overall costs). The Board noted that, while the Fund's preferred stock issuance may have been a slight headwind to expenses in 2022, the weighted average dividend rate of 2.81% was lower than the effective Fed funds rate of 5.08% as of May 31, 2023. The Board also considered the Adviser's belief that the Fund's ability to borrow at a rate lower than the Fed funds rate should be a tailwind to the Fund for the near future.

In analyzing the comparative expense information provided by the Adviser, the Board considered that, pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. Representatives of the Adviser noted that although the Fund's use of leverage is an expense, the use of leverage has contributed positively to the Fund's return.

In discussing the Fund's management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes that the Fund is essentially in line with the Peer Group medians across key expense comparisons (e.g., management fees and total expenses).

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have similar investment strategies and policies as the Fund (the "Similar Clients") and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that, while certain funds and accounts managed by the Adviser engage from time to time in co-investment transactions with the Fund as permitted by the 1940 Act, neither the Adviser nor its affiliates execute portfolio transactions on behalf of the Fund, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with information sufficiently responsive to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors voting separately, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Advisors LLC
443 N. Willson Ave.
Bozeman, MT 59715

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs+ 1956	Director and Chairman of the Board of Directors	Since 2011***	Partner, Ares Management	3	Terex Corporation; CION Ares Diversified Credit Fund; Ares Private Markets Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012**	Partner, Portfolio manager and Chairman of Global Liquid Credit in the Ares Credit Group; Member of the Ares Credit Group's Liquid Credit Investment Committee and the Fund's Investment Committee.	1	None
Independent Directors
Elaine Orr+ 1966	Director	Since 2022*	Serves on various fund and pension boards; from 2018 to 2019; Senior Director of Philanthropy and Strategic Partnerships for the Robert Toigo Foundation	2	CION Ares Diversified Credit Fund; TCW Transform 500 ETF; TCW Transform Climate ETF; TCW Supply Chain ETF
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	CION Ares Diversified Credit Fund
Bruce H. Spector+ 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	2	CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. David A. Sachs and Seth J. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

** Term continues until the Fund's 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

*** Term continues until the Fund's 2025 Annual Meeting of Stockholders and until David A. Sachs' successor is duly elected and qualifies.

+ Preferred Stock elected Director.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager	Since 2012

Seth J. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Additionally, Seth J. Brufsky serves as a member of the Ares Credit Group's Liquid Credit Investment Committee and the ARDC Investment Committee. Seth J. Brufsky joined Ares in 1998.

Penni F. Roll 1965(2)	Treasurer	Since 2016

Penni F. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. Penni F. Roll serves as the Chief Financial Officer of Ares Capital Corporation ("ARCC") and Treasurer of ARDC and Cion Ares Diversified Credit Fund ("CADC") and as Vice President of Ares Strategic Income Fund ("ASIF"). Penni F. Roll may additionally from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Penni F. Roll also serves as a member of the Ares Diversity, Equity and Inclusion Council. Penni F. Roll previously served as Chief Financial Officer of ARDC from October 2016 to September 2017. Penni F. Roll joined Ares in April 2010.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019

Lisa Morgan is a Partner and Chief Compliance Officer, Registered Products in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of ARCC, ASIF, CADC and Ares Private Markets Fund ("APMF"). Lisa Morgan joined Ares in September 2017.

Scott Lem 1977(2)	Chief Financial Officer	Since 2016

Scott Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance and Accounting Department. Scott Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC and Chief Financial Officer and Treasurer of ASIF. Scott Lem also serves as Chief Financial Officer of CADC. Scott Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Scott Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel and Corporate Secretary Vice President and Assistant Secretary	Since 2019 2017-2019

Ian Fitzgerald is a Managing Director and Deputy General Counsel (Credit) in the Ares Legal Group, where Ian Fitzgerald focuses on credit matters. Additionally, Ian Fitzgerald serves as Chief Legal Officer, General Counsel and Secretary of CADC and APMF, Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Ian Fitzgerald joined Ares in 2010.

Keith Ashton 1967	Vice President and Portfolio Manager	Since 2013

Keith Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group and Portfolio Manager of ARDC. Additionally, Keith Ashton serves as a member of the Ares Credit Group's Alternative Credit Pathfinder Fund and Pathfinder Core Fund Investment Committees and the Ares Diversity, Equity and Inclusion Council. Keith Ashton has also served as a Vice President of ARDC since 2013 and one of four Portfolio Managers of ARDC since 2012. Keith Ashton joined Ares in 2011.

Daniel Hayward 1985	Vice President	Since 2016

Daniel Hayward is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group. Additionally, Daniel Hayward serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Daniel Hayward joined Ares in 2012.

Charles Arduini 1969	Vice President and Portfolio Manager	Since 2018

Charles Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where Charles Arduini focuses on alternative credit investments. Additionally, Charles Arduini serves as a member of the Ares Credit Group's Pathfinder Core Fund Investment Committee. Charles Arduini joined Ares in 2011.

Annual Report 2023

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2023

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Samantha Milner 1978	Vice President and Portfolio Manager	Since 2018

Samantha Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where Samantha Milner is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, Samantha Milner serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Samantha Milner also serves on the Ares Diversity, Equity and Inclusion Council. Samantha Milner joined Ares in 2004.

Kapil Singh 1971	Vice President	Since 2018

Kapil Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where Kapil Singh is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, Kapil Singh serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Kapil Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where Kapil Singh managed high yield bonds across strategies and portfolios in a variety of investment vehicles.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Joshua Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares, where Joshua Bloomstein focuses on credit matters. Joshua Bloomstein is General Counsel, Vice President and Secretary of ARCC, General Counsel and Secretary of ASIF and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Additionally, Joshua Bloomstein serves as Vice President and Assistant Secretary of CADC. Joshua Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Naseem Sagati Aghili is General Counsel and Secretary of Ares. Naseem Sagati Aghili is a Partner in and Head of the Ares Legal Group and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. Naseem Sagati Aghili also serves as Vice President of ASIF, ARCC, ARDC, APMF and CADC. Prior to being named the firm's General Counsel in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Naseem Sagati Aghili joined Ares in 2009.

(1)  The address of each officer is care of the Corporate Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  The Fund's board of directors appointed Scott Lem as Treasurer , Paul Cho as Vice President and Angela Lee as Vice President of ARDC, effective as of February 15, 2024. Concurrently with Scott Lem's appointment, Penni F. Roll will step down as Treasurer of ARDC and will remain at Ares in a senior leadership capacity.

Annual Report 2023

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(b)       Not applicable.

Item 2. Code of Ethics.

(a)       Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)       The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)       There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)        Not applicable.

(f)        A copy of the Fund’s Code of Ethics is attached hereto as exhibit 14(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)     The Board of Directors of the Fund (the “Board”) has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)     The names of the audit committee financial experts are John Joseph Shaw and Elaine Orr. Each of John Joseph Shaw and Elaine Orr have been deemed to be “independent” for the purpose of this Item because they are not “interested persons” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and do not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2023, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $128,124 and $137,917, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)       Audit-Related Fees

For the fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $12,700 and $13,500, respectively.

For the fiscal years ended December 31, 2022 and December 31, 2023, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)       Tax Fees

For the fiscal years ended December 31, 2022 and December 31, 2023, E&Y billed the Fund aggregate fees of $26,000 and $27,700, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal years ended December 31, 2022 and December 31, 2023, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)       All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)      Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)      Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2022 and December 31, 2023, were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2022 and December 31, 2023, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)        Not applicable.

(g)       For the fiscal years ended December 31, 2022 and December 31, 2023, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal years ended December 31, 2022 and December 31, 2023, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)       E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)       The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are John Joseph Shaw, Elaine Orr and Bruce H. Spector.

(b)       Not applicable.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 14(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Seth J. Brufsky is a Partner, Portfolio Manager and Chairman of Global Liquid Credit in the Ares Credit Group. Seth J. Brufsky also serves as the Chief Executive Officer, President and is a Director of the Fund. Additionally, Seth J. Brufsky serves as a member of the Ares Credit Group’s Liquid Credit Investment Committee. Prior to joining Ares in 1998, Seth J. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where Seth J. Brufsky focused on analyzing and marketing non-investment grade securities. Previously, Seth J. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Seth J. Brufsky serves on the Board of Trustees of Choate Rosemary Hall, a private, co-educational, college-preparatory boarding school, and serves on the Dean’s Advisory Boards for the College of Arts and Sciences and the College of Agriculture and Life Sciences of Cornell University. Seth J. Brufsky also serves on the Board of the Luminescence Foundation, a charitable giving organization.

Seth J. Brufsky holds a B.S. from Cornell University in Applied Economics and Business Management and a M.B.A., with honors, from the University of Southern California's Marshall School of Business in Finance, where Seth J. Brufsky was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager (since inception)

Investment Experience:

Keith Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group. Keith Ashton serves as a Vice President and Portfolio Manager for the Fund. Additionally, Keith Ashton serves as a member of the Ares Credit Group’s Alternative Credit, Pathfinder and Pathfinder Core Fund Investment Committees and the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares in 2011, Keith Ashton was a Partner at Indicus Advisors LLP, where Keith Ashton focused on launching the global structured credit business in May 2007. Previously, Keith Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where Keith Ashton focused on managing a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business. Keith Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Keith Ashton holds a B.A. from Brigham Young University in Economics and a M.B.A. from the University of Rochester William E. Simon School of Business in Finance & Accounting.

Charles Arduini

Portfolio Manager (since 2018)

Investment Experience:

Charles Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where Charles Arduini focuses on alternative credit investments. Charles Arduini serves as a Vice President and Portfolio Manager for the Fund. Additionally, Charles Arduini serves as a member of the Ares Credit Group’s Pathfinder Core Fund Investment Committee. Prior to joining Ares in 2011, Charles Arduini was a Managing Director at Indicus Advisors LLP, where Charles Arduini focused on structured credit investment opportunities. Previously, Charles Arduini was Director of Structured Credit in the Fixed Income Investment Group and a Manager in the Risk Management Group at TIAA-CREF. In addition, Charles Arduini worked in the telecommunications and information technology industries in various systems, operations and management roles.

Charles Arduini holds a B.A. from Bucknell University in Mathematics and an M.S. from Stevens Institute of Technology in Mathematics. Charles Arduini also holds an M.S. from Carnegie Mellon University in Computational Finance. Charles Arduini is a CFA® charterholder and a member of the New York Society of Security Analysts.

Samantha Milner

Portfolio Manager (since 2018)

Investment Experience:

Samantha Milner is a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where Samantha Milner is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Samantha Milner serves as a Vice President and Portfolio Manager for the Fund. Additionally, Samantha Milner serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Samantha Milner also serves on the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares in 2004, Samantha Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where Samantha Milner focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Samantha Milner serves on the Board of Directors of STEAM:CODERS, a not-for-profit organization focused on underrepresented and underserved students through Science, Technology, Engineering, Art, and Math (STEAM), in preparation for academic and career opportunities. Samantha Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

(a)(2) As of December 31, 2023, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	3	$1,948	0	$0
	Other pooled investment vehicles	3	$1,419	1	$2
	Other accounts	13	$6,846	3	$1,246

Keith Ashton	Registered investment companies	1	$634	0	$0
	Other pooled investment vehicles	7	$16,470	6	$15,890
	Other accounts	16	$4,493	13	$3,280

Charles Arduini	Registered investment companies	1	$634	0	$0
	Other pooled investment vehicles	2	$1,633	1	$255
	Other accounts	10	$3,579	5	$1,296

Samantha Milner	Registered investment companies	3	$1,813	0	$0
	Other pooled investment vehicles	2	$1,602	0	$0
	Other accounts	19	$6,931	5	$1,767

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. To mitigate potential conflicts of interest, allocations of investment opportunities among the Fund and the other Ares-advised funds are determined in accordance with the Adviser’s allocation policy and consistent with its fiduciary duties and corresponding investment mandates. It is the Adviser’s policy that all investment opportunities will, to the extent practicable, be allocated among the Fund and the other Ares-advised funds on a basis that over a period of time is fair and equitable to the Fund and the other Ares-advised funds relative to each other, taking into account the terms of the relevant governing documents and the relevant facts and circumstances, including, but not limited to: (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower's capital structure or otherwise in different classes of a borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating time, services or resources among the Fund and the Adviser's other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

By reason of the various activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire material non-public information or other confidential information about a company while pursuing an investment opportunity or while monitoring an investment, which may give rise to a potential conflict of interest and restrict the ability of the Adviser to trade in the securities of such company. Such restriction would prohibit the Adviser from purchasing certain potential Fund investments that otherwise might have been purchased or from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by the Adviser’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Adviser it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from the Adviser or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2023.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001 - $1,000,000
Keith Ashton	$10,001 - $50,000
Charles Arduini	None
Samantha Milner	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a), (b)    On November 17, 2015, the Fund announced that its Board had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

During the twelve months ended December 31, 2023, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the 1934 Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/23 through 01/31/23	None	--	None	1,781,899
Month #2 02/01/23 through 02/28/23	None	--	None	1,781,899
Month #3 03/01/23 through 03/31/23	None	--	None	1,781,899
Month #4 04/01/23 through 04/30/23	None	--	None	1,781,899
Month #5 05/01/23 through 05/31/23	None	--	None	1,781,899
Month #6 06/01/23 through 06/30/23	None	--	None	1,781,899
Month #7 07/01/23 through 07/31/23	None	--	None	1,781,899
Month #8 08/01/23 through 08/31/23	None	--	None	1,781,899
Month #9 09/01/23 through 09/30/23	None	--	None	1,781,899
Month #10 10/01/23 through 10/31/23	None	--	None	1,781,899
Month #11 11/01/23 through 11/30/23	None	--	None	1,781,899
Month #12 12/01/23 through 12/31/23	None	--	None	1,781,899
Total	None	--	None	1,781,899

(c)	The above-referenced share repurchase program has no expiration date.

(d), (e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 14. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 6, 2024

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 6, 2024